Exhibit 10.(iii)C

                           FARMLAND INDUSTRIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

              AS AMENDED AND RESTATED EFFECTIVE  SEPTEMBER 1, 1999


                        Secretary Document Number:  420


								TABLE OF CONTENTS


1.NAME OF PLAN ........................................................1
2.EFFECTIVE DATE ......................................................1
3.DEFINITIONS .........................................................1
  a) DEFERRED COMPENSATION PLAN .......................................1
  b) RETIREMENT PLAN ..................................................1
  c) RETIREMENT PLAN BENEFIT ..........................................1
  d) NORMAL RETIREMENT DATE ...........................................1
  e) COMPENSATION .....................................................1
  f) AVERAGE COMPENSATION .............................................1
  g) BOARD ............................................................2
  h) PLAN YEAR ........................................................2
  i) TERMS ............................................................2
4. PARTICIPANTS........................................................2
5. SUPPLEMENTAL RETIREMENT BENEFIT.....................................2
  a) COMMENCEMENT AND FORM OF BENEFIT .................................2
  b) AMOUNT OF SUPPLEMENTAL RETIREMENT BENEFIT ........................2
6. DISABILITY BENEFITS.................................................4
  a) AMOUNT OF BENEFIT ................................................4
  b) TOTAL AND PERMANENT DISABILITY ...................................4
7. DEATH BENEFITS......................................................4
  a) DEATH BEFORE RETIREMENT ..........................................4
  b) DEATH AFTER RETIREMENT ...........................................4
8. FORFEITURE FOR VIOLATING STANDARDS OF CONDUCT.......................4
9. PARTICIPANTS' RIGHTS UNSECURED......................................5
10. PAYMENTS TO INCOMPETENT PERSONS....................................5
11. PAYMENTS TO PARTICIPANTS WHO HAVE RETIRED..........................5
12. AMENDMENTS TO THE PLAN.............................................5
13. TERMINATION OF THE PLAN............................................5
14. EXPENSES...........................................................5
15. NOTICES............................................................5
16. PLAN ADMINISTRATOR.................................................6
17. INTERPRETATION AND GOVERNING LAW...................................6
18. ADMINISTRATIVE COMMITTEE...........................................6
19. CLAIMS PROCEDURE...................................................6
20. RESTRICTIONS UPON FUNDING..........................................6

                           FARMLAND INDUSTRIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Farmland Industries, Inc. (the "Corporation") hereby amends and restates the Farmland Industries, Inc. Supplemental Executive Retirement Plan, a plan which is unfunded and is maintained by the Corporation for the purpose of providing benefits for certain of its employees who participate in the Farmland Industries, Inc. Employee Retirement Plan in excess of the limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code, under the terms set forth below, effective September 1, 1999:

1. NAME OF PLAN. This Plan shall be known as the "Farmland Industries, Inc. Supplemental Executive Retirement Plan." It may be referred to in this document simply as the "Plan."

2. EFFECTIVE DATE. The effective date of the plan is January 1, 1994. The effective date of this restatement is September 1, 1999.

3.   DEFINITIONS.  The following terms shall have the meaning given them below:


     a) Deferred Compensation Plan means the Corporation's Executive Deferred Compensation Plan, as it may be amended from time to time.

     b) Retirement Plan means the Farmland Industries, Inc. Employee Retirement Plan, as it may be amended from time to time.

     c) Retirement Plan Benefit means the amount of benefit payable from the Retirement Plan to a Participant in the form of a single life annuity.

     d) Normal Retirement Date means the later of attainment of age 62 and completion of 5 years of Vesting Service.

     e) Compensation means a participant's compensation paid by the Corporation that is reportable as compensation on his or her Form W-2, plus amounts deducted from the Participant's compensation pursuant to Sections 125 or 401(k) of the Internal Revenue Code and amounts deferred under the Deferred Compensation Plan (excluding deferrals of long-term management incentive compensation), less:
       i)   moving expenses paid to the Participant by the Corporation,
       ii)  non-cash payments,
       iii) in the case of a Participant who is a United States citizen, pay received from any foreign subsidiary of the Corporation or any affiliate of the Corporation, and
       iv) any amounts received from this Plan, the Deferred Compensation Plan or any long-term executive incentive program sponsored by the Corporation.

     f) Average Compensation means the average of the four highest calendar years of Compensation out of the last ten calendar years prior to the earliest to occur of a Participant's death, total and permanent disability or retirement from employment with the Corporation.

     g)   Board means the Board of Directors of the Corporation.


     h)   Plan Year means the calendar year.


     i) The following terms shall have the meaning set forth in the Retirement Plan:

          i. Actuarial Equivalent;
          ii. Beneficiary;
          iii. Deferred Retirement Date;
          iv. Disability Retirement Annuity;
          v. Early Retirement Annuity;
          vi. Early Retirement Date;
          vii. 50% Joint Annuity ;
          viii. Final Average Wage Base;
          ix. Normal Retirement Date:
          x. Qualified Domestic Relations Order; and
          xi. Vesting Service;

4. PARTICIPANTS. Participants shall include those individuals who are members of a select group of the Corporation's management or whose Compensation exceeds or has exceeded at any time the compensation limit described in section 401(a)(17) of the Internal Revenue Code and who are selected by the Board to participate in the Plan. Such participants are listed in Appendix A to this Plan.

5. SUPPLEMENTAL RETIREMENT BENEFIT. Each Participant (a) whose employment with the Corporation terminates on or after his or her 55th birthday and (b) who has earned a fully vested employer-provided benefit under the Retirement Plan shall be eligible to receive a Supplemental Retirement Benefit under this Plan.


     a) Commencement and Form of Benefit. A Participant's annual Supplemental Retirement Benefit determined under this Plan shall be paid in monthly installments on the first day of each month beginning with the first of the month coincident with the payment of the Participant's Retirement Plan Benefit. Payments made to a Participant who is not married at the time benefits under this Plan commence shall be in the form of a monthly benefit payable for the Participant's lifetime.
          Payments made to a Participant who is married at the time benefits under this Plan commence shall be in the form of a 50% Joint Annuity. Alternatively, the Participant may elect an optional form of benefit. Optional forms available include all optional forms permitted under the Retirement Plan.

     b) Amount of Supplemental Retirement Benefit. The annual Supplemental Retirement Benefit, if any, payable to a Participant shall be equal to:

            i. the employer-provided portion of the Retirement Plan Benefit payable to the Participant in a single life annuity under the Retirement Plan (expressed as an annual amount), as modified under rules set forth below, less

            ii. the employer-provided portion of the actual Retirement Plan Benefit payable to the Participant and/or his or her alternate payee(s) under a Qualified Domestic Relations Order in a single life annuity under the Retirement Plan (expressed as an annual amount), and less

            iii. the retirement adjustment payment under Section 6.4 of the Deferred Compensation Plan (expressed as an annual amount).

            Rules for Calculating i. Above. In calculating the amount in i. above, the Participant's Retirement Plan Benefit payable to the Participant in a single life annuity under the Retirement Plan shall be modified. It shall be modified by including as wages (for purposes of calculating the Participant's Final Average Wage Base) all deferrals made by the Participant under the Deferred Compensation Plan. It shall also be modified by disregarding the limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as they may be amended. These adjustments shall have no impact on the benefit actually paid to the Participant under the Retirement Plan. This shall instead affect only the calculation of the Participant's Supplemental Retirement Benefit under this Plan.

            Determining Employer-Provided Portion of Benefits. In calculating the amount in ii. above, the employer-provided portion of a Participant's Retirement Plan Benefit shall be the portion considered to be derived from employer contributions under Section 411(c)(1) of the Internal Revenue Code of 1986, as that Section may be amended. In calculating the amount in i. above, the employer-provided portion of a Participant's Retirement Plan Benefit shall be the Participant's Retirement Plan Benefit multiplied by a fraction. The fraction shall have as its numerator the employer-provided portion of the Participant's Retirement Plan Benefit on the Participant's Early Retirement Date, Normal Retirement Date or Deferred Retirement Date (whichever is applicable). The denominator shall be the Participant's full Retirement Plan Benefit determined on the Participant's Early Retirement Date, Normal Retirement Date or Deferred Retirement Date (whichever is applicable).

            Early Retirement "Window" Enhancements Disregarded. In calculating a Participant's Retirement Plan Benefit under the Retirement Plan, any enhancement of benefits for early retirement available only to those retiring during a "window" of time which is no longer than two years in length, shall not be taken into account.

6.   DISABILITY BENEFITS

     a)Amount of Benefit. If a Participant becomes totally and permanently disabled (i) before his employment with the Corporation terminates, (ii) after attaining age 55, and (iii) after having earned a fully vested employer-provided benefit under the Retirement Plan, he or she shall be entitled to a disability benefit under the Plan. The disability benefit will be equal to:

          i) the Supplemental Retirement Benefit described in Section 5, provided that in the case of a disability prior to the Participant's Normal Retirement Date, there will be no application of Early Retirement Annuity Factors as described in
               Section 5(c), less

          ii) the Disability Retirement Annuity payable to the Participant under the Retirement Plan.

       This benefit is payable beginning on the first of the month coincident with or next following his or her date of total and permanent disability.

     b)Total and Permanent Disability. A Participant shall be considered totally and permanently disabled if he or she becomes eligible to receive disability benefits from the Social Security Administration.


7.   DEATH BENEFITS

     a)eath Before Retirement. If a Participant dies (i) before his employment with the Corporation terminates, (ii) after attaining age 55, and (iii) after having earned a fully vested employer-provided benefit under the Retirement Plan, a death benefit shall be paid to the Participant's Beneficiary. That Beneficiary shall be entitled to a monthly amount payable for life. The monthly amount shall be equal to the difference between; (i) the monthly benefit the Participant would have received under Section 5 if he or she had retired on the date of the Participant's death, and had elected to be paid in a Joint and 100% Survivor Annuity form as that form is described in the Retirement Plan, with his or her Beneficiary as joint annuitant, and (ii) the 100% Joint Annuity, if any, payable to the Beneficiary under the Retirement Plan. This benefit is payable beginning on the first of the month coincident with or next following his or her date of death.

     b)Death After Retirement. If a Participant entitled to a benefit under this Plan dies after his employment terminates, the Participant's Beneficiary shall receive benefits, if any, to which they may be entitled based on the form of benefit elected by the Participant.

8. FORFEITURE FOR VIOLATING STANDARDS OF CONDUCT. Unless the Board of Directors of the Corporation, in its sole discretion, chooses otherwise, no benefit shall be payable to a Participant if one of the reasons for the Participant's termination of employment is the Corporation's reasonable belief that the participant has committed a criminal act or has violated the Corporation's standards of conduct set forth in the Corporation's employee handbook.

9. PARTICIPANTS' RIGHTS UNSECURED. The right of a Participant, or any beneficiary, to receive a distribution under this Plan shall be an unsecured claim against the general assets of the Corporation. Neither the Participant nor his or her beneficiaries shall have any right to enter against any specific assets of the Corporation. The Participants shall have the status of general unsecured creditors to the Corporation. This Plan constitutes a mere promise by the Corporation to make benefit payments in the future. Benefits under this Plan may not in any way be encumbered or assigned by a Participant or any beneficiary nor shall any benefits under this Plan be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or his or her Beneficiary nor shall they be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

10. PAYMENTS TO INCOMPETENT PERSONS. Every person receiving or claiming a benefit under the Plan shall be presumed to be mentally competent and of age until the Administrative Committee receives reliable, written notice that such person is incompetent or a minor. Payments otherwise due a minor shall be paid to any custodial parent of such minor. Payments otherwise due any other incompetent person shall be paid to the guardian, conservator, or other legal representative of such person. In the even that the Administrative Committee is unable to locate a parent, guardian, conservator, or other legal representative of an incompetent person who is otherwise entitled to payment under the Plan, such payment shall be made to the individual determined by the Administrative Committee to have assumed financial responsibility for the care of such person. Before the initial payment is made to an individual designated in this section, the minor or other legally incompetent person shall be notified of the Administrative Committee's intent to make such payment to that other individual. Any payment of a benefit in accordance with the provisions of this Section shall be a complete discharge of any liability to make such payment.

11. PAYMENTS TO PARTICIPANTS WHO HAVE RETIRED. Participants who retired on or before August 31, 1999 will continue to receive benefits, if any, pursuant to the Plan provisions in effect at the time of their retirement, but without regard to Section 6 of the prior plan.

12. AMENDMENTS TO THE PLAN. The Board may amend the Plan at any time, without the consent of the Participants or their Beneficiaries, provided, however no amendment shall reduce the benefit payable, if any, to a Participant or Beneficiary, if such Participant or Beneficiary would have been eligible to receive a benefit under this Plan if the Participant would have terminated employment on the effective date of such amendment.

13. TERMINATION OF THE PLAN. The Board may terminate the Plan at any time. No additional benefits shall be credited following termination of the Plan. Upon termination of the Plan, distribution of Participants' benefits shall be made in the manner and at the time described under the Plan's normal provisions.

14. EXPENSES. Costs of administration of the Plan shall be paid by the Corporation.

15. NOTICES. Any Notice or election required or permitted to be given hereunder shall be in writing, in the form prescribed by the Administrative Committee, and shall be deemed to be filed:
     a)On the date it is personally delivered to the Administrative Committee (or its designee), or
     b)Three business days after it is sent by the registered or certified mail, addressed to the Administrative Committee (or its designee) at the Corporation's address.

16. PLAN ADMINISTRATOR. The Administrative Committee shall be the Plan Administrator for the Plan.

17. INTERPRETATION AND GOVERNING LAW. This Plan is established in the state of Missouri. To the extent federal law does not apply, any questions arising under the Plan will be determined under the laws of the state of Missouri.

18. ADMINISTRATIVE COMMITTEE. The Board shall appoint an administrative committee of no more than ten members (the "Administrative Committee") to administer this Plan. The Administrative Committee shall have the power to interpret the Plan and to determine all questions that arise under it. Such power includes, for example, the administrative discretion necessary to determine whether an individual meets the Plan's written eligibility requirements, and to interpret any other term contained in this document. All payments of benefits under the Plan shall be made by the Corporation in accordance with the written direction of the Administrative Committee. The decision of the Administrative Committee upon all matters within the scope of its authority shall be final and binding on all parties.

19. CLAIMS PROCEDURE. In the event that a dispute arises over benefits under this Plan and benefits are not paid to the Participant (or to his or her Beneficiary in the case of the Participant's death) and such claimant feels he or she is entitled to receive such benefits, then a written claim must be made to the Plan Administrator within sixty (60) days from the date payments are refused. The Plan Administrator shall review the written claim and, if the claim is denied in whole or in part, the Plan Administrator shall provide, in writing and within ninety (90) days of receipt of such claim, the Plan Administrator's specific reasons for such denial and reference to the provisions of the Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the steps to be taken by claimant if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Administrator fails to take any action within the aforesaid ninety-day period.
If claimant desires a second review, he or she shall notify the Plan Administrator in writing within sixty (60) days of the first claim denial. Claimant may review the Plan or any documents relating thereto and submit any written issues and comments he or she may feel appropriate. In its sole discretion, the Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim.
This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan upon which the decision is based.

20. RESTRICTIONS UPON FUNDING. The Corporation shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under the Plan.
The Corporation reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Corporation elect to fund this Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Corporation reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Participant or his or her Beneficiary be deemed to have any lien nor right, title or interest in or to any such life insurance policy, mutual fund or annuity contract, or to any other assets of the Corporation, nor shall nay such funding investments or other assets be collateral security for the performance of the Corporation's obligations under this Plan. Rather, any such life insurance policy, mutual fund, annuity contract or other asset shall remain a general, unpledged and unrestricted asset of the Corporation.
If the corporation elects to invest in a life insurance or annuity policy upon the life of the Participant, then the Participant shall assist the Corporation by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuity.

     IN WITNESS WHEREOF, the Corporation hereby adopts this amended and restated
Supplemental Executive Retirement Plan this               day of  ________,
1999.

                         FARMLAND INDUSTRIES, INC.

                         By:_________________________________
                         Title:_______________________________

ATTEST:

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